UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2017

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of the Security Holders.

At the Bill Barrett Corporation (the “Company”) annual meeting of shareholders held on May 16, 2017, the results of the balloting were as follows:

Election of directors to our Board of Directors (the “Board”) to hold office until the annual meeting of shareholders to be held in the year 2018 and thereafter until their successors are duly elected and qualified.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jim W. Mogg	55,457,148	828,805	10,402,677
William F. Owens	50,938,307	5,347,646	10,402,677
Edmund P. Segner, III	55,574,781	711,172	10,402,677
Randy I. Stein	55,404,295	881,658	10,402,677
Michael E. Wiley	55,292,432	993,521	10,402,677
R. Scot Woodall	55,625,940	660,013	10,402,677

Proposal to approve an advisory (non-binding) resolution regarding the compensation of our named executive officers (“say-on-pay”).

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
49,016,740	7,145,444	123,770	10,402,677

Proposal to approve an advisory (non-binding) resolution regarding whether an advisory vote on the compensation of our named executive officers should be held every one, two or three years.

1 Year	2 Year	3 Year	Votes Abstaining	Broker Non-Votes
48,748,997	78,870	7,385,827	72,259	10,402,677

Proposal to re-approve the 162(m) performance goals included in the Bill Barrett Corporation 2012 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
52,421,864	3,786,823	77,266	10,402,677

Ratification of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Votes For	Votes Against	Votes Abstaining
66,172,213	395,817	120,601

Proposal to approve and adopt an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000.

Votes For	Votes Against	Votes Abstaining
56,181,848	10,246,134	260,647

Item 7.01.    Other Events.

An updated corporate presentation for May 2017 will be posted on the Company's website at www.billbarrettcorp.com by 5:00 p.m. Mountain time on Tuesday, May 16, 2017.

All statements in the presentation, other than statements of historical fact, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 16, 2017	BILL BARRETT CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary